ALPS VARIABLE INVESTMENT TRUST

Ibbotson Conservative ETF Asset Allocation Portfolio: Class I (N/A) and Class II (CETFX)

Ibbotson Income and Growth ETF Asset Allocation Portfolio: Class I (N/A) and Class II (IETFX)

Ibbotson Balanced ETF Asset Allocation Portfolio: Class I (N/A) and Class II (BETFX)

Ibbotson Growth ETF Asset Allocation Portfolio: Class I (N/A) and Class II (GETFX)

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio: Class I (N/A) and Class II (AGTFX)

Ibbotson MVP ETF Portfolio: Class I (N/A), Class II (MVPTX) and Class III (METFX)

ALPS/Alerian Energy Infrastructure Portfolio: Class I (N/A) and Class III (ALEFX)

SUPPLEMENT DATED DECEMBER 9, 2013TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED APRIL 30, 2013

Change of Custodian

Effective December 9, 2013, the Board of Trustees of the Trust has appointed State Street Bank and Trust Company (“State Street”) as the Custodian to the Trust’s portfolios.  As a result, all references to The Bank of New York Mellon in the SAI are hereby deleted and replaced with reference to State Street.

In addition, the section entitled “Custodian” on page 54 of the SAI is hereby deleted and replaced in its entirety with the following:

CUSTODIAN

The Custodian for each Portfolio is State Bank and Trust Company, located at 225 Franklin Street, Boston, MA, 02171 (“State Street”).  As such, State Street holds in safekeeping certificated securities and cash belonging to the Portfolios and, in such capacity, is the registered owner of securities in book-entry form belonging to the Portfolios.  Upon instruction, State Street receives and delivers cash and securities of the Portfolios in connection with Portfolio transactions and collects all dividends and other distributions made with respect to portfolio securities.  State Street also maintains certain accounts and records of the Portfolios.

Please retain this supplement for future reference.